SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 8, 2006
                                        ----------------
                        (Date of earliest event reported)


                              The Eastern Company
                              -------------------
             (Exact name of Registrant as specified in its charter)


    Connecticut                        0-599                     06-0330020
    -----------                        -----                     ----------
State or other jurisdiction      (Commission File Number)     (IRS Employer
 of incorporation)                                          Identification No.)


     112 Bridge Street, Naugatuck, Connecticut                  06770
     -----------------------------------------                  -----
      (Address of principal executive offices)               (Zip Code)


                                 (203) 729-2255
                                 --------------
              (Registrant's telephone number, including area code)

               --------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 1 - Registrant's Business and Operations


     ITEM 1.01 - Entry into a Material Definitive Agreement

          On February 8, 2006, The Compensation Committee (the "Committee") of the Board of Directors of The Eastern Company (the "Company") approved the 2006 Executive Incentive Program under the Company's Executive Incentive Plan (the "Plan") for the Named Executive Officers, Leonard
          F. Leganza, President and Chief Executive Officer and John L. Sullivan III, Vice President, Secretary and Treasurer.

          The 2006 Executive Incentive Plan is based on both Division Earnings (75%) and Working Capital (25%) achievements. Under the Plan Mr. Leganza and Mr. Sullivan can earn their incentive, with unlimited potential, based on achieving those targets.







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        The Eastern Company


Date:  February 8, 2006                 By:  /s/John L. Sullivan III
       -----------------                ----------------------------
                                        John L. Sullivan III
                                        Vice President, Secretary & Treasurer